Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

MASTER AGREEMENT

THIS MASTER AGREEMENT is made as of December 15th, 2020 (“Effective Date”) by and among:

(i)	Nuvo Group USA Inc. (“Nuvo”), a company incorporated under the laws of the State of Delaware;

(ii)	Regional Women’s Health Management, LLC (“RWHM”), a New Jersey limited liability company;

(iii)	Axia Indiana Management, Inc. (“Axia Indiana”), a Delaware corporation; and

(iv)	Axia Ohio Management, Inc., a Delaware corporation (“Axia Ohio” and together with RWHM and Axia Indiana, collectively, “Axia”).

WHEREAS, Nuvo is a medical technology company developing proprietary digital tools and services in the area of maternal and fetal management and monitoring, including without limitation the Invu by Nuvo Platform (as defined below);

WHEREAS, as of the Effective Date hereof, Axia operates approximately 140 women’s health care centers and oversees the medical care of approximately 30,000 births each year;

WHEREAS, Axia wishes for Nuvo to demonstrate whether and to what extent Axia’s use of the Invu Platform would improve quality of care through evidence-based obstetrics care, and reduce the cost of such care;

WHEREAS, prior to consummating this Agreement, Axia completed its pilot and testing of the Invu Platform (the “Validation Trial”) pursuant to that certain Letter of Intent, dated March 16, 2020, executed by and between Nuvo and RWHM, as more fully described in Exhibit A, and the Parties wish to proceed with Axia’s broader adoption, use and expansion of the Invu Platform within its organization, as described hereunder; and

WHEREAS, Nuvo is willing to undertake the duties and obligations as more fully set forth in this Agreement in connection with Axia’s use and adoption of the Invu Platform, all in accordance with the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions.

1.1  Acceptance. The term “Acceptance” is defined in Section 2.1 of the sample Statement of Work attached hereto as Exhibit E.

1.2  Affiliate. The term “Affiliate” with respect to a Party, means those corporations and other entities controlled by, controlling, or under common control with such Party, including and without limitation, parent corporations and entities with their respective subsidiaries and affiliates. The term “control” as used in this definition means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a corporation or other entity, whether through the ownership of voting securities or by contract.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

1.3  Agreement. The term “Agreement” means these general terms and conditions, any attached Exhibits, Schedules, and any written amendments executed by the Parties hereto that may be entered into from time to time, and which together shall constitute a complete agreement.

1.4  Authorized Users. The term “Authorized Users” means Axia and its employees, agents or contractors who provide services to Axia and have a need to access to the Invu Platform on the Effective Date or thereafter. Without limiting the generality of the foregoing, “Authorized Users” shall also encompass personnel of any Axia management services organizations that are Parties to this Agreement, as well as the actual providers employed by the various physician group practices that are affiliated with Axia and receive management services through any of the Axia management services organizations on the Effective Date or thereafter.

1.5  Axia. The term “Axia” includes Axia, as well as those entities, businesses, facilities, and enterprises (however and in whatever manner conducted) that are controlled by, controlling, or under common control with Axia, including, without limitation, physician practices, as of the Effective Date or at any time thereafter.

1.6 Confidential Information. The term “Confidential Information” is defined in Section 10.

1.7  Data. The term “Data” shall refer to data derived from use of the Invu Platform, including without limitation, [***]. For clarification purposes, even after Patient Data has been anonymized, the aggregated and anonymous data shall also be deemed “Data” for purposes hereof.

1.8  Documentation. The term “Documentation” means the manuals, requirements, descriptions, specifications or other materials in hard copy or electronic form supplied by Nuvo or mutually agreed upon by the Parties which describe the operations, functionalities, standards and other technical aspects of, or otherwise relating to, the Invu Platform or Services provided pursuant to this Agreement.

1.9  Error, Error Correction and Enhancements. The term “Error” means any problem that materially interferes with the operation and functionality of the Invu Platform in accordance with the Documentation. The term “Error Correction” means any workaround or modification to the Invu Platform that corrects an Error. Error Corrections may include, without limitation, patches, bug fixes or workarounds. The term “Enhancements” means updates, improvements, new releases, versions, upgrades and all other modifications to the Invu Platform.

1.10  Intellectual Property. The term “Intellectual Property” means all concepts, inventions (whether or not protected under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protected under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, publicity rights, names, likenesses, know-how, ideas (whether or not protected under trade secret laws) and all other subject matter protected under patent (or which is not patented, but is subject matter that is protected under patent law), copyright, mask work, trademark, trade secret, or other laws, whether existing now or in the future, whether statutory or common law, in any jurisdiction in the world, for all media now known or later developed, including all new or useful art, combinations, discoveries, formulae, algorithms, specifications, manufacturing techniques, technical developments, systems, computer architecture, artwork, software, programming, applets, scripts, designs, processes and methods of doing business.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

1.11  Initial Term. The term “Initial Term” refers to the initial five (5) year period commencing from the Effective Date of this Agreement.

1.12  Invu Platform. The term “Invu Platform” or “Invu by Nuvo” means the entire proprietary maternal and fetal management technology suite developed and owned by Nuvo, including without limitation, software programs, a wireless wearable device that collects high-fidelity maternal and fetal data, cloud-based digital signal processing algorithms that filter raw signals to clinically actionable outputs, and secure user-friendly interfaces for both physicians and patients, and all items of Documentation supplied by Nuvo with respect to the Invu Platform.

1.13  Maintenance and Support Services. The term “Maintenance and Support Services” means those services provided by Nuvo related to maintaining and supporting the Invu Platform as well as Axia’s use thereof, as further described in Exhibit C.

1.14  Major Disputes. The term “Major Disputes” means disputes between the Parties over exclusivity in Section 2.3, a dispute arising out of Section 2.1, and remuneration.

1.15  Minimum Configuration Equipment. The term “Minimum Configuration Equipment” as identified in Exhibit C, means the hardware and Third Party Software required for Authorized Users and Axia patients to use the Invu Platform in accordance with the Documentation and this Agreement.

1.16  Minor Disputes. The term “Minor Disputes” means any disputes between the Parties besides Major Disputes.

1.17 Party. The term “Party” means Nuvo or Axia and “Parties” means Nuvo and Axia.

1.18  Patient Data. The term “Patient Data” means actual data derived by Axia from use of the INVU Platform by Authorized Users and patients in connection with the maternal and fetal monitoring and treatment of Axia patients, whether such data is in the form of protected health information (i.e., PHI) or aggregated and anonymous data.

1.19  Services. The term “Services” means the Training Services, Implementation Services, and the Maintenance and Support Services, and all other services as described in this Agreement and in any of Statement of Work entered hereunder.

1.20  Software. The term “Software” means the computer application programs contained within the Invu Platform, whether proprietary solutions developed by Nuvo or Third Party Software, as well as any Enhancements and Error Corrections thereto.

1.21  Statement of Work. The term “Statement of Work” or “SOW” means a document executed by the Parties describing services and goods to be delivered by Nuvo to Axia and/or any Axia. A sample form of Statement of Work is attached as Exhibit E.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

1.22  Statistical Information. The term “Statistical Information” means de-identified and aggregated data generated from Authorized Users’ (and their patients’) use of the Invu Platform; such de- identification must comply with 45 CFR § 164.514(b)(2).

1.23 Term. The word “Term” is defined in Section 7.1.

1.24  Third Party Software. The term “Third Party Software” means one or more software products owned by a Party other than Nuvo which is either incorporated or embedded in the INVU Platform and which are licensed to Axia by Nuvo pursuant to this Agreement.

1.25  Training Services. The term “Training Services” means those training services provided by Nuvo to Authorized Users related to the use of the Invu Platform in accordance with the Documentation and this Agreement, as described Exhibit C.

2. Software and related Services.

2.1  Engagement. Subject to the terms and conditions of this Agreement, Axia hereby engages Nuvo to provide the Invu Platform and Services throughout the course of the Three Phases (as applicable), all as described in Exhibit B hereto (each, a “Phase”), the last of which (i.e. Phase III) shall consist of the full launch by Axia of the Invu Platform across the entire Axia footprint. During Phases I through III, a primary focus on the results obtained therefrom shall be used for evaluating, comparing and providing information to Axia regarding the potential for evidence-based path in the field of obstetrics and to reduce the cost of care. Notwithstanding anything to the contrary in this Agreement or the Exhibits, upon the occurrence of a dispute between the Parties as to whether or not any one of the milestones set forth in an Exhibit hereto have been satisfied (before the Parties can proceed to the next Phase), the Parties will resolve the dispute in accordance with Section 13.6.1(i).

2.2 Consideration of Future Potential Transaction and Exclusive Sales Agent Status.

2.2.1 Potential Transaction. During the Term of this Agreement, Axia or one of its Affiliates may wish to negotiate with Nuvo regarding Axia or one of its Affiliates exploring an equity investment opportunity in Nuvo or entering into a joint venture or other similar transaction with Nuvo beyond the scope of this Agreement. The Parties agree that upon Axia’s written request, Nuvo and Axia will discuss, in good faith, proposals and terms to achieve such potential transaction. Nothing contained in this section shall be read as requiring Axia to make such a request or proposal or requiring Nuvo to accept any such proposal or either Party to consummate a transaction. Both Parties understand and agree that both Parties shall remain free to negotiate or deal with others at any time at their option. The Parties hereto agree that unless and until a definitive agreement between the Parties with respect to any potential transaction contemplated by this Section 2.2.1 has been executed and delivered, neither Party will be under any legal obligation of any kind whatsoever with respect to such transaction by virtue of this Agreement or any written or oral expression with respect to such transaction except, in the case of this Agreement, for the matters specifically agreed to herein.

2.2.2 Potential Sales Agent. During the Term of this Agreement, Axia and Nuvo commit to exploring and adopting a mutually-acceptable framework for Nuvo’s engagement of Axia (or one of its affiliates) to become a sales agent for Nuvo and/or its Affiliates, and in such role to promote the Invu Platform and/or subsequently devised technology and systems related to the Invu Platform throughout the United States (and if applicable, beyond the territory). Among the provisions that Nuvo and Axia will negotiate in connection with Nuvo’s engagement of Axia as its sales agent, the Parties will negotiate terms relating to sales agent exclusivity, territory, remuneration, the specific Nuvo products covered by such engagement and the like. If requested by Axia, Nuvo will also consider extending Axia’s territory to cover both hospitals and payers. Axia and Nuvo further acknowledge and agree that although nothing contained in this section shall be read as requiring Axia to make such a request or proposal or requiring Nuvo to accept any such proposal submitted by Axia, the Parties jointly desire for the appointment contemplated above to materialize and will jointly undertake commercially reasonable efforts to reach agreement on the terms associated therewith.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

2.3 Exclusivity.

2.3.1  So long as, during the Initial Term hereof, Axia satisfies the exclusivity milestones KPIs set forth in Exhibit F attached hereto, then then neither Nuvo nor any of its Affiliates shall joint venture, partner, enter into any agreement or otherwise arrange to provide services to offer, sell, license or provide the Invu Platform or any technology developed by Nuvo based on the Invu Platform with any health plan, payor or provider located in any state (collectively, the “Exclusive Area”) wherein between Axia-employed physicians and physician practices directly affiliated with Axia, at least thirty (30) providers practice in the field of obstetrics and carry out their professional services under Axia (the “Exclusive Area Criteria”).

2.3.2  If, prior to the expiration of the Initial Term, the Parties mutually desire to maintain the exclusivity contemplated in Section 2.3.1 as then in effect, beyond the Initial Term, the parties will amend Exhibit F to provide for the scope, duration and KPIs applicable to such exclusivity, as mutually agreed by the Parties. Additionally, until the [***] of the Effective Date, if Axia shall fail to satisfy the applicable exclusivity KPIs which would otherwise terminate the exclusivity, Axia shall be entitled to maintain and enforce the exclusivity requirements for an extended (one-time) period of [***]; provided, that, (i) except for the exclusivity lapse, no other material defaults exist in respect of Axia’s duties and obligations and this Agreement is otherwise in force and effect, and (ii) upon expiration of such [***] all exclusivity hereunder shall terminate.

2.3.3  The determination as to whether or not a state is deemed an Exclusive Area for purposes of this Agreement shall be made on January 1st of each calendar year during the Term, based on the statistical results supplied by Axia to Nuvo for the calendar year then-expired; provided, that, Axia substantiates the results for each State in which it seeks exclusivity no later than December 1st of each immediately preceding year and makes itself fully available to answer any questions raised by Nuvo or provide further supporting materials requested by Nuvo. For purposes of clarification, Axia shall be granted exclusivity pursuant to this Agreement solely if a particular state (i) meets the Exclusive Area Criteria provided in this Section 2.3.1, and (ii) meets the exclusivity KPIs set forth in Exhibit F attached hereto. The Parties agrees that, during the Initial Term, the Exclusive Area Criteria, including, without limitation, the exclusivity milestone KPIs set forth in Exhibit F shall be presumed satisfied unless Nuvo provides Axia prior notice of the failure to meet the criteria. Upon Axia’s receipt of such notice from Nuvo, Axia will have [***] to deliver to Nuvo substantiated written proof of Axia’s satisfaction of the Exclusive Area Criteria for the specific Exclusive Area being contested by Nuvo. If Axia does not deliver to Nuvo such proof of Axia meeting the Exclusive Area Criteria within the [***] period, Axia will lose its’ exclusivity rights in respect of the Exclusive Area(s) identified in Nuvo’s notice. Upon the occurrence of a dispute between the Parties as to whether or not any one of the criteria have been satisfied, the Parties will resolve such dispute in accordance with Section 13.6.1(i).

2.3.4  Notwithstanding the foregoing, this Section shall not apply to: (a) academic medical centers operating in the Exclusive Area; (b) unified health systems which are academic medical centers which own and operate at least one acute care hospital and outpatient clinics and physician practices all operating under the same brand; (c) healthcare providers who are physicians or physician groups with fewer than [***] employed or contracted physicians, and who specialize in obstetrics/gynecology; or (d) providers (e.g., hospitals) where Axia-affiliated physicians have been granted privileges to ensure patient continuity of care. Notwithstanding the foregoing, if this Section 2.3 is no longer in effect, Axia shall have the right to terminate this Agreement pursuant to Section 7.2.1 hereof. The provisions of this Section 2.3 notwithstanding, Axia and Nuvo acknowledge and agree that any delays associated with Nuvo’s delivery of the Invu Platform shall extend the applicable exclusivity period(s) by the effected number of days.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

2.4  Maintenance and Support Services. Nuvo shall provide Maintenance and Support Services as set forth in Exhibit C to this Agreement. Maintenance and Support Services shall include, without limitation, providing Error Correction and Enhancements immediately upon their availability and performing Nuvo’s further Maintenance and Support obligations which are set forth in Exhibit C. Notwithstanding the foregoing, Nuvo shall have no obligation to provide Error Correction to the extent the Error was caused by: (i) an Authorized Users’ use or modification of the Invu Platform in a manner that does not conform in accordance with the Documentation and/or this Agreement; (ii) software used by Axia in connection with the INVU Platform that was neither provided, nor approved, recommended or endorsed by Nuvo; or (iii) a malfunction of the Minimum Configuration Equipment used by Axia outside of Nuvo’s control.

2.5  Changes to the Services. During the Term, Nuvo reserves the right at any time and from time to time to update, upgrade, extend, change or otherwise modify, temporarily or permanently (each, a “Modification”), the Invu Platform and the Services associated therewith (or any part thereof); provided, that, to the extent such Modification materially diminishes the overall functionality of the Invu Platform and/or the Services to Axia on which Axia materially relies, Nuvo shall use its commercially reasonable efforts to provide Axia with sixty (60) days prior written notice thereof.

3. Intellectual Property Rights; License.

3.1  Nuvo’s Rights. As between the Parties, all rights, title, and interest in and to the Invu Platform and its underlying Intellectual Property shall remain at all times the sole and exclusive property of Nuvo. In addition, all modifications of the Invu Platform resulting, directly or indirectly, from the collaboration contemplated hereunder, shall be the sole and exclusive property of Nuvo. Based on the foregoing, Axia will not obtain any rights in any Nuvo Intellectual Property except as expressly set forth herein, and Axia will take no action inconsistent with Nuvo’s ownership rights in the INVU Platform and the underlying Intellectual Property appurtenant thereto. The Invu Platform is a proprietary asset of Nuvo based upon and containing trade secrets and other Confidential Information. Axia will protect the Invu Platform with security measures to prevent disclosures, unauthorized access and unauthorized use of the Invu Platform comparable to other security measures Axia takes with respect to its confidential information, which in no event shall be less than customary industry standards. For the avoidance of doubt, nothing shall restrict Nuvo from using any function, feature or element of the Invu Platform or any other Nuvo Intellectual Property appurtenant thereto for the purpose of providing the Invu Platform or similar services, including without limitation services substantially similar to the Services contemplated hereunder to any other third party. No rights are granted to Axia hereunder in and to the Invu Platform and associated Intellectual Property other than as expressly set forth herein.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

3.2  License to Axia. Nuvo hereby grants to Axia a non-exclusive limited right and license for Authorized Users to access and use the Invu Platform for, and in connection with, Axia’s patient care and course of treatment options, and solely in conformance with the duties and obligations set forth in the Documentation and in this Agreement. Nuvo reserves the right, at its reasonable discretion without any liability to Axia, to temporarily disable, suspend or terminate a particular Axia user’s right to use or access the Invu Platform and/or related Services in the event Nuvo determines or reasonably suspects that the Axia user is, directly or indirectly, engaging in any prohibited uses.

3.3  Nuvo hereby acknowledges that it is [***] responsible for obtaining all licenses and permissions from the third party owners of the all Third Party Software that are necessary for Axia’s permitted use of Invu Platform, and hereby represents and warrants that it has the right to grant the license to Axia in such Third Party Software.

4. Representations and Warranties; Disclaimer.

4.1 Nuvo Representations and Warranties. Nuvo hereby represents and warrants to Axia as follows:

4.1.1  Nuvo owns all right, title and interest in and to the Invu Platform or otherwise has the right to grant the license set forth herein without violating or infringing upon any rights of any third party and without breach of any third-party license and there is currently no actual or threatened suit by any third party based on an alleged violation, infringement or breach by Nuvo. Authorized Users’ use of the Invu Platform in accordance with this Agreement and the Documentation shall not infringe on the intellectual property rights of any third parties and shall not be disturbed or interfered with during the Term;

4.1.2  The Invu Platform shall operate in accordance with this Agreement and the Documentation;

4.1.3  The Minimum Configuration Equipment is adequate to assure performance of the Invu Platform in accordance with this Agreement and the Documentation;

4.1.4  Each of Nuvo’s employees, subcontractors or agents assigned to perform Nuvo’s obligations hereunder have the proper skill, training and background required to perform such obligations in a diligent, competent, workmanlike and professional manner and all work will be so performed;

4.1.5  Nuvo will perform the Maintenance and Support Services in accordance with the service levels provided in the applicable Exhibits or Statements of Work; and

4.1.6  To Nuvo’s knowledge, the Invu Platform is materially free of any virus, rogue program, time bomb, turn off instruction, disabling instruction, easter egg or any other device however characterized that is designed to or capable of deleting, disabling, deactivating, damaging, interfering with or otherwise harming Axia’s network, systems, Data, the Minimum Configuration Equipment or other software or equipment used by Axia, or that is capable of causing unauthorized access to or disclosure of the Data (collectively, “Virus”). Nuvo shall use industry best practices to protect and monitor the Invu Platform for Viruses and promptly notify Axia of such viruses and promptly remediate any such Viruses.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

4.1.7  Except for the express representations and warranties set forth in this Section 4, as well as Nuvo’s indemnification obligations under Section 11 hereof, the Invu Platform is provided to Axia on an “as is” and “as available” basis. To the full extent permitted by applicable law, Nuvo hereby disclaim all other representations, warranties and conditions of any kind, including without limitation, statutory warranties and the implied warranties of merchantability, and fitness for a particular purpose. In addition and so long as the Invu Platform performs and operates in accordance with this Agreement, the Operational Requirements contained below and the Documentation, Nuvo disclaims any warranties regarding (i) the reliability, timeliness, accuracy, and performance of the Invu Platform, (ii) any information, data, materials or guidance obtained through the Invu Platform, (iii) the results that may be obtained from the Platform, and (iv) the correction of any errors in the Invu Platform. Although Axia may have additional rights under applicable laws in respect of the Invu Platform, Axia hereby agrees that the scope and duration of such additional rights will be limited to the full extent permitted by such law. This Section 4.1.7 shall not relieve Nuvo of any obligations under Section 11.1 or to provide any products liability insurance coverage in the event of patient death or injury.

4.2  Sole Source. So long as Nuvo is not in breach of this Agreement and the exclusivity provisions in Section 2.3 are in full force and effect, each of Nuvo and Axia acknowledges and agrees that during the Term hereof: (i) Nuvo will be the ‘sole source’ supplier to Axia (together with its affiliates and permitted assigns) of digital health technological solutions for remote patient monitoring of Axia’s pregnancy-centric patients throughout episodes of care which involve the use of devices that capture and process all of the following in an integrated manner- fetal heart rate, maternal heart rate and uterine activity (and if mutually agreed in writing by the Parties following the completion of Phase I, maternal blood pressure), which are functionally equivalent to the Invu Platform as determined by Axia, and (ii) Nuvo will have a right of first offer to integrate (within the Invu Platform) additional peripheral devices, tools and features (e.g., scale, pulse oximeter, etc.) (collectively, “Peripherals”) sought by Axia beyond the functionality available via the Invu Platform (as updated and expanded from time to time), before Axia shall procure such Peripherals through other third party supplies. Upon the occurrence of Axia submitting a request to Nuvo for one or more Peripherals, the Parties agree that: (i) Axia shall supply Nuvo with a brief that describes the Peripheral(s) which it seeks (the “ROFO Notice”), (ii) Axia shall supply or make Nuvo aware of any comparable solutions known to Axia, and (iii) if Nuvo agrees to develop and integrate the Peripheral within the Invu Platform following its receipt of the ROFO notice, the Parties will attempt, within [***] from Nuvo’s receipt of the ROFO Notice, to agree on the development/release timing, and if applicable, the fees that Axia shall pay to Nuvo for such development and fees, if any, for the ongoing license, use and maintenance of the integrated Peripherals within the Invu Platform. Nuvo shall respond to the ROFO Notice within [***] of its receipt thereof from Axia. Axia shall have the right to reject any reponse by Nuvo to a ROFO Notice (which rejection must be accompanied by a detailed explanation for its decision to reject Nuvo’s ROFO Notice) and have no further obligations under this Section.

5. Axia Obligations.

5.1  Minimum Configuration Equipment. Axia shall acquire and install the necessary Minimum Configuration Equipment, unless otherwise stated herein.

5.2  Prohibited Activity. Except as expressly permitted by this Agreement, Axia shall not, nor permit any Party to: (i) directly or indirectly copy, modify, create derivations of, publish, sublicense, sell, market or distribute the Invu Platform or Documentation; (ii) reverse engineer, decompile or disassemble the Invu Platform; (iii) assign, sublicense, transfer, lease or share any right granted hereunder, except as expressly permitted hereunder to Axia Affiliates; or (iv) use the Invu Platform or Documentation in violation of export control laws and regulations. Notwithstanding the foregoing, Axia may make a reasonable number of copies of the Documentation for its internal use. In addition, Axia acknowledges, represents and warrants that: a) Nuvo does not control or monitor, and is not responsible for the content of any Data that Axia or its Authorized Users makes available through the Invu Platform and/or the Services; (b) Nuvo reserves the right to remove any Data which is deemed to be in violation of any of the terms set forth herein so long as such removal does not impact patient care, at Nuvo’s reasonable discretion; (c) so long as the Invu Platform materially performs and operates as set forth in the Documentation and this Agreement, Nuvo makes no representations or warranties as to the Data, and all express, implied and statutory warranties in connection with the Data, including without limitation with respect to the legality, reliability, authenticity, integrity, accuracy, content, completeness, availability and quality thereof, are all expressly disclaimed to the fullest extent permitted by law.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

6. Fees.

6.1  Fees. There will be no fees or other charges by Nuvo to Axia in connection with the Validation Trial. During Phases I, II and III, Axia shall pay the fees set forth in Exhibit B. The fees are inclusive of the devices and all services provided by Nuvo under this Agreement, including, without limitation, the hosting, training and support provisioned by Nuvo.

6.2  Taxes. The fees paid by Axia pursuant to this Agreement shall be exclusive of all federal, state, local or other taxes, including, but not limited to, sales, use, and privilege taxes, or amounts levied in lieu thereof, which are based on fees payable under this Agreement, arising from Axia’s use of the Invu Platform or any Services by Nuvo performed hereunder, whether such taxes are now or hereafter imposed under the authority of any federal, state, local or other taxing jurisdiction, as all such taxes shall be Axia’s sole responsibility. The foregoing notwithstanding, Nuvo shall be responsible for any federal and/or state income taxes that it may owe on the fees paid by Axia hereunder.

6.3  Expenses. [***] shall reimburse [***] for all [***] expenses [***] incurred by [***] in connection with [***]. To be eligible for reimbursement, all expenses must be pre-approved in writing by [***]. For purposes of clarification, [***] will only charge [***] for [***].

7. Term; Termination.

7.1  This Agreement commences as of the Effective Date hereof and shall continue in perpetuity unless terminated pursuant to this Section 7.1 or otherwise terminated by either Party in accordance with the provisions set forth elsewhere in this Section 7: (i) the Agreement will be terminated (unless otherwise extended by the Parties in writing) upon completion of Phase II if the Agreement doesn’t proceed to Phase III based on missed Transitional KPIs, or (ii) if the Agreement continues into Phase III, either Party may terminate for convenience following the twelve (12) month anniversary of the effective start date of Phase III on sixty (60) days’ prior written notice to the other Party (the “Term”). Following the start of Phase 3, pursuant to Exhibit B hereof, Axia may terminate this Agreement with or without cause upon ninety (90) days prior written notice to Nuvo; [***].

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

7.2 Axia’s Termination for Cause.

7.2.1  If Nuvo materially defaults in the performance of any of its obligations under this Agreement and such default is not cured within [***] after written notice is given by Axia to Nuvo specifying the default, then Axia may, by giving written notice of termination to Nuvo, terminate this Agreement as of a date specified in the notice of termination, such date being subsequent to the date of the notice of termination.

7.2.2  In the event Axia terminates this Agreement in accordance with Section 7.2.1 or Section 14 (Compliance) hereof, Nuvo shall promptly refund to Axia all pre-paid Fees for the Invu Platform or Services which will not be provided as a result of the termination. The remedy set forth in this Section 7.2.2 is in addition to all other available remedies under this Agreement or otherwise.

7.3  Nuvo’s Termination for Cause. If Axia defaults in the payment when due of Fees and does not, within [***] after its receipt of written notice thereof, either: (i) cure such default; or (ii) indicate that the payment is in dispute and provide a detailed good faith explanation of such, then Nuvo may terminate this Agreement. If Axia commits any other material breach of this Agreement and fails to remedy such breach within thirty (30) days after receipt of written notice by Nuvo of such breach, then Nuvo may terminate this Agreement.

7.4  Survival. Termination of this Agreement shall not affect rights and/or obligations of the Parties which arose prior to termination (unless otherwise provided herein) and such rights and/or obligations survive termination of the Agreement. Further, Sections 1 (Definitions), 3.1 (Nuvo’s IP rights), 7.4 (Survival), 8 (Data), 9 (Insurance), 10 (Confidentiality and Nondisclosure Obligations), 11 (Indemnification, but only to the extent of claims arising prior to the date of termination), 12 (Limitation of Liability), 13, 14 (Compliance), and any terms in this Agreement, which by their nature must survive after the term to give their intended effect, shall be deemed to survive termination or expiration of this Agreement.

8. Data and Reports

8.1  Rights in Data. As between Nuvo and Axia, all Patient Data shall be deemed to be the [***] property of Axia. In no event shall Nuvo claim any rights with respect to the Patient Data, use such Patient Data, or take any action with respect to such Patient Data that violates the provisions set forth hereunder. Nuvo hereby waives any and all statutory and common law liens it may now or hereafter have with respect to such Patient Data. Nothing in this Agreement or elsewhere shall operate as an obstacle to Axia’s right to retrieve or place such Patient Data with a third party for the provision of Services to Axia. Axia and its Affiliates shall have the right to publish any scientific articles and journals using the Data.

8.2  Additional Rights in Data. Axia may retrieve, transport and deliver to third parties the Patient Data, and all manipulations of such data associated with the Invu Platform and Nuvo’s archived data files. Nuvo shall promptly deliver all such Patient data to Axia or its designee upon Axia’s written request and Nuvo shall not delay or impede Axia’s exercise of such powers, [***].

8.3  License to Data. During the Term of this Agreement, Axia hereby grants to Nuvo a non-exclusive, royalty-free, right and license to use, reproduce, distribute and display the Patient Data generated from the Invu Platform as Nuvo deems necessary to fulfill its obligations hereunder, as well as for Nuvo’s internal quality control and data training (AI) purposes for so long as Nuvo is not in breach of this Agreement. The scope of the license granted in this Section 8.3 shall be limited as specified herein, and Nuvo shall not otherwise use, copy, modify, create derivations of, publish, sublicense, sell, market or distribute the Patient Data except as approved in advance by Axia. [***].

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

8.4  Statistical Data.Nuvo may compile Statistical Information produced from the Invu Platform, and may use and/or make such information publicly available, provided that such information does not incorporate any Patient Data and/or identify Axia’s Confidential Information or include Axia’s name. [***]. Upon termination of this Agreement, Nuvo shall promptly deliver a copy of all such statistical data to Axia or its designee upon Axia’s written request in a format designated by Axia and Nuvo shall not delay or impede Axia’s exercise of such powers, notwithstanding the pendency of any dispute involving the Parties. Axia shall maintain the confidentiality of the Statistical Information and not share it with any competitor of Nuvo.

9. Insurance.

During the Term of this Agreement, Nuvo shall maintain at its own expense, product liability insurance coverage (including an extension for human clinical trials) for bodily injury, death and property loss and damage on a claims made basis covering Nuvo for damages arising out of its products, with Axia listed as an additional insured. All policies of insurance shall provide for coverage on a claims-made basis in the minimum amount of [***] per occurrence with an aggregate of [***] for the policy period. [***]. Upon Axia’s written request, Nuvo shall provide Axia with a copy of all certificates of insurance, evidencing Nuvo’s insurance coverage. Any policies maintained by Nuvo pursuant to this Section 9 shall be subject to Axia’s review and prior written consent. In addition to the foregoing, Nuvo will endeavor to procure cyber liability coverage within [***] from the Effective Date hereof that is commensurate, in Nuvo’s reasonable opinion, with the information security and privacy risks underlying Nuvo’s Services and delivery of the Invu Platform to Axia. [***]

10. Confidentiality and Nondisclosure Obligations.

10.1  General. Each Party agrees that with respect to any Confidential Information (defined below) that is disclosed by one Party to the other Party, that the Party receiving such Confidential Information shall not disclose such Confidential Information other than to persons in its organization who have a need to know and shall not use such Confidential Information for a purpose inconsistent with the terms of this Agreement. Notwithstanding the foregoing, Axia may disclose Nuvo’s Confidential Information to a third party consultant or contractor used by Axia to assist Axia in its use of Invu Platform and functions related thereto, provided such third party has signed a non-disclosure agreement containing terms comparable to those in this Section 10. The Parties shall execute a HIPAA Business Associate Agreement as set forth in Exhibit D, attached hereto and incorporated by reference.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

10.2  Definition of “Confidential Information”. means the Software, Data and Documentation, as well as information related to the business of Nuvo or Axia, including, but not limited to, pricing, processes, financial data, statistics, programs, lists, software programs and documentation, patient identification information and medical records, research, development, or other information of Nuvo or Axia, or their clients, concerning past, present or future business activities of Nuvo or Axia, all third party information or data that Axia is obligated to keep confidential, and the terms and conditions of this Agreement.

10.3 Exclusions to Confidential Information. Confidential Information shall not include:

[***]

The recipient may disclose information required to be disclosed pursuant to regulatory action or court order, provided that prior written notice of any such request to produce is given to the discloser of the information in a timely manner to allow the discloser to seek a protective order or otherwise take actions to protect its interests. The recipient shall continue to protect the Confidential Information of the discloser as required hereunder outside of the required disclosure described in this paragraph.

10.4  Safeguarding Confidential Information. Each Party shall exercise at least the same degree of care to safeguard the confidentiality of the other Party’s Confidential Information as it does to safeguard its own proprietary confidential information of equal importance, but not less than a reasonable degree of care.

10.5  Without the prior consent of the other Party, neither Party shall refer to the existence of this Agreement or disclose its terms or use the name of any other Party in any press release, advertising or materials distributed to prospective or existing customers. Without Axias’ prior written consent, Nuvo shall not: (i) use the Axia logo nor (ii) represent, directly or indirectly, that any product or service of Nuvo has been approved, used or endorsed by any Axia, Axia’s parent or any Affiliate. The foregoing notwithstanding, each of Axia and Nuvo jointly agree that within thirty (30) days from the Parties’ execution of this Agreement to issue a mutually-approved press release covering the transactions and collaborations contemplated hereunder.

11. Indemnification.

11.1  Nuvo Indemnity. Nuvo shall defend, indemnify and hold Axia and their successors, assigns, directors, officers, agents and employees harmless from any loss, liability, damage, cost, or expense (including reasonable counsel fees and litigation costs), out of pocket expenses, investigation expenses, consequential damages and all other expense and costs incident thereto (collectively referred to as “Damages”) to the extent resulting from (i) a personal injury, medical malpractice, or property damage claim caused by the Invu Platform furnished or Services performed by or on behalf of Nuvo pursuant to this Agreement (“Injury”), unless the Injury was caused by Axia or its Authorized Users; (ii) a breach by Nuvo of the obligations, warranties or representations contained herein; or (iii) any infringement, misappropriation or alleged infringement or misappropriation of any third party patent, trademark, copyright, trade secret or other intellectual property right resulting from the Invu Platform or Axia and its Authorized Users’ use thereof in accordance with the Documentation and this Agreement either alone or in combination with other Nuvo-recommended or approved hardware, devices or software or the device or software with which the Invu Platform is intended to be used within the reasonable contemplation of the Parties; or (iv) negligence or willful misconduct of Nuvo, its employees, agents or subcontractors (collectively hereinafter referred to as “Action”). Nuvo shall have the sole right to conduct the defense of any such Action and all negotiations for its settlement or compromise, unless otherwise mutually agreed upon in writing, or unless Nuvo fails to assume its obligation to defend and Licensee is required to do so to protect its interests. For the avoidance of doubt, Nuvo shall not have the right to conduct the defense of or settle any claims under medical malpractice insurance.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

11.2  Notice, Cooperation, and Failure to Assume Obligation. If any Action is commenced against an indemnitee, such indemnitee shall promptly give written notice to and cooperate with the other Party (at the expense of such other Party) in defending the Action to whatever reasonable extent the indemnifying Party requires, and the indemnifying Party shall undertake the defense of any such Action; provided, however, the indemnifying Party shall not settle, compromise or consent to entry of any order or judgment with respect to such Action without the prior written consent of the other Party. Notwithstanding the foregoing, if the indemnifying Party fails to assume its obligations hereunder, or if a conflict of interest exists, the other Party may do so to protect its interests and may obtain prompt reimbursement of its Damages from the indemnifying Party. Indemnitee shall also have the right, at its own expense and through its own counsel, to participate in the defense of any such Action.

11.3  Avoidance of Infringement. If an infringement claim or action occurs, or in Nuvo’s judgment is likely to occur, Nuvo shall, [***] one of the following:

11.3.1 Procure for Axia the right to continue using the Invu Platform;

11.3.2  Modify the Invu Platform to become non-infringing (provided that such modification does not adversely affect Axia’s intended use of the Invu Platform) such that the modified Invu Platform is equally suitable, compatible and functionally equivalent to the original Invu Platform; or

11.3.3  Replace the Invu Platform with an equally suitable, compatible and functionally equivalent non-infringing solution.

12. Limitation of Liability; Practice of Medicine.

12.1  EXCEPT AS OTHERWISE PROVIDED HEREIN AND EXCEPT AS MAY ARISE FROM NUVO’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BREACH OF SECTION 10 (i.e., “CONFIDENTIALITY AND NONDISCLOSURE OBLIGATIONS”) OR OBLIGATIONS PURSUANT TO SECTION 11 (i.e., “INDEMNIFICATION”), NEITHER NUVO NOR AXIA SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY, AND WHETHER OR NOT THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ANY COSTS AND EXPENSES INCURRED BY AXIA OR AFFILIATES TO MITIGATE OR LESSEN ANY DAMAGES OR HARM CAUSED BY THE INVU PLATFORM, OR NUVO’S FAILURE TO COMPLY WITH THIS AGREEMENT SHALL BE CONSIDERED DIRECT DAMAGES.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

12.2  No Practice of Medicine by NUVO. Nuvo is not authorized or qualified to engage in any activity that constitutes the practice of medicine under applicable law, and Nuvo will have no authority to perform and will not perform, any act that would constitute the practice of medicine under applicable law. A licensed healthcare provider who is an Affiliate of Axia shall determine when it is clinically appropriate to use the Invu Platform and which patients are available to be and should be prescribed the Invu Platform. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not be interpreted or construed to require Affiliates of Axia who are not physician practices to engage in any practice of medicine or make any medical decisions.

13. Miscellaneous.

13.1  Export Compliance; Off-shore PHI. The Invu Platform, other Nuvo technology and derivatives thereof may be subject to export laws and regulations of the United States and other applicable jurisdictions. Axia will not permit any Authorized User to access or use the Invu Services in a

U.S. embargoed country or region or in violation of any applicable export law or regulation. Nuvo further represents and warrants to Axia it shall not store, transfer or make available (except through view access only) any PHI as defined under HIPAA to any entity or individual that is not located within either the United States or Israel. In the event any applicable regulatory authority issues or promulgates any: (i) binding guidance issued by the Centers for Medicare and Medicaid Services in a policy manual or transmittal, (ii) executive orders, (iii) regulations or (iv) statutes which would prohibit Axia or Nuvo from off-shoring or making PHI available as contemplated by this Section, the Parties agree to promptly amend this Section to comply with such guidance, regulation or statute. [***]

13.2  Waiver, Amendment or Modification. The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy hereunder shall not be effective unless made in writing and signed by both Parties which expressly states an intent to modify this Agreement. The terms of this Agreement shall not be amended or changed by the terms of any purchase order acknowledgment or other form document, even though Axia may have accepted or signed such documents. No failure or delay by either Party in exercising any right, power or remedy with respect to any of its rights hereunder shall operate as a waiver thereof.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

13.3  Notice. All notices required hereunder shall be in writing and shall be deemed to have been duly given upon receipt, and shall be either delivered in person, by registered or certified mail, postage prepaid, return receipt requested, or by overnight delivery service with proof of delivery, and addressed as follows:

To Nuvo:	Nuvo Group USA Inc. 252 Nassau Street 2nd Floor Princeton, NJ 08542 Attention: Oren Oz, CEO Email: oren.oz@nuvocares.com with copy to any person listed in an Exhibit, and to:

Greenberg Traurig LLP 200 Park Avenue New York, NY 10022 Attention: [***]

Axia:	Regional Womens Health Management, LLC 227 Laurel Rd., Echelon One, #300 Voorhees Township, NJ 08043 Attention: [***]

with copy to any person listed in an Exhibit, and to:

Waller Lansden Dortch & Davis, LLP 511 Union Street, Suite 2700 Nashville, TN 37219 Attention: [***]

Neither Party shall be allowed to refuse acceptance of delivery of any such notice.

13.4  Entire Agreement. This Agreement, together with the attached Exhibits (which may be amended and updated from time to time subject to the prior mutual written consent of the Parties), constitutes the entire agreement between the Parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and/or subsidiaries of the Parties. There are no warranties, representations and/or agreements between the Parties in connection with the subject matter hereof except as specifically set forth or referred to herein.

13.5 Successors and Assigns.

13.5.1  Except as expressly provided herein, neither Party shall assign, transfer or subcontract any rights or obligations under this Agreement in whole or part without the prior written consent of the other Party. Any assignment, transfer or subcontract without such consent shall be deemed void and of no effect. Such consent shall not be unreasonably withheld, and no compensation shall be required. However, either Party may assign, without written consent, this Agreement and its rights and obligations to any successor corporation resulting from a merger or consolidation of such Party.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

13.5.2  Subject to the foregoing, all of the terms, conditions, covenants, and agreements contained herein shall inure to the benefit of, and be binding upon, any such successor corporation and any permitted assignees of the respective Parties hereto, with the Parties hereto being responsible for the obligations and liabilities of their respective successors, assignees, or transferees. It is further understood and agreed that consent by either Party to such assignment in one instance shall not constitute consent by the Party to any other assignment.

13.5.3 Intentionally deleted.

13.6 Dispute Resolution; Governing Law; Venue; Severability; Legal Fees.

13.6.1  Each of Nuvo and Axia agrees and acknowledges that: (i) if Major Disputes remain unresolved following the Parties’ good faith attempts to negotiate them in good faith after a period of [***], either Party may terminate this Agreement pursuant to Section 7 hereof, and (ii) if Minor Disputes remain unresolved following the Parties’ good faith attempts to negotiate them in good faith after a period of [***], either Party may terminate this Agreement pursuant to Section 7 hereof.

13.6.2  The validity, construction and performance of this Agreement and the legal relations among the Parties of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. If any provision of this Agreement or the application of any such provision is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall continue in full force and effect. In the event of any litigation between the Parties concerning this Agreement, the prevailing Party shall be awarded reasonable attorney’s fees and other costs and expenses incurred in connection with such action.

13.6.3  The Parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in such state (the “Delaware Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

13.7  Disabling Code. [***].

13.8  Force Majeure. Each Party shall be excused from performance under this Agreement and shall have no liability to the other for any period it is prevented from performing any of its obligations, in whole or in part, as and to the extent set forth in this Section 13.7, as a result of a Force Majeure Event that could not have been prevented by reasonable precautions, was not caused by either Party’s negligence, and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work-around plans or implementation of the Disaster Recovery Plan. Failure of the Disaster Recovery Plan due to a catastrophic event, or other means, and which is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States, strikes, lockouts, or labor difficulties, or any other similar cause beyond the reasonable control of such Party shall constitute a “Force Majeure Event.” If a Force Majeure Event occurs, the nonperforming Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to re-commence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will promptly notify the other by telephone and describe in a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty-four (24) hours after the inception of such delay). If any Force Majeure Event substantially prevents, hinders, or delays Nuvo’s performance of its obligations hereunder for more than [***], then Axia may terminate this Agreement as of a date specified by Axia in a written notice of termination to Nuvo. If a Force Majeure Event causes Nuvo to allocate limited resources between or among Nuvo’s customers, Axia shall receive at least the same priority in respect of such allocation as Nuvo’s other commercial customers receiving substantially similar goods and services. Notwithstanding the foregoing, in no event shall a Force Majeure Event excuse Nuvo from implementing the Disaster Recovery Plan.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

13.9  Independent Contractor. Nuvo, in performance of this Agreement, is acting as an independent contractor and shall have the exclusive control of the manner and means of performing the work contracted for hereunder. However, Nuvo shall obtain Axia’s written consent prior to assigning its obligations or performance hereunder to a third party contractor, which consent will not be unreasonably withheld by Axia. Personnel supplied or used by Nuvo to perform Nuvo’s obligations hereunder, whether or not located on Axia’s premises, are not Axia employees or agents and shall not hold themselves out as such, and Nuvo assumes full responsibility for their acts and for compliance with any applicable employment and tax laws with respect to such personnel. Nothing contained in this Agreement shall be construed to create a joint venture or partnership between the Parties.

14. Compliance

14.1  Nuvo agrees to comply at all times with the regulations issued by the Department of Health and Human Services, published at 42 CFR § 1001.1, et seq., including but not limited to 42 CFR § 1001.952(h), which relates to Nuvo’s obligation to report and disclose discounts, rebates and other reductions to Axia for products purchased by Axia under this Agreement.

14.2  Nuvo represents and warrants to Axia that Nuvo and its directors, officers, and employees providing services to Axia: (i) are not currently excluded, debarred, or otherwise ineligible to participate in the Federal health care programs as defined in 42 USC § 1320a-7b(f) (the “Federal healthcare programs”); (ii) have not been convicted of a criminal offense related to the provision of healthcare items or services for which they have not yet been excluded, debarred, or otherwise declared ineligible to participate in the Federal healthcare programs, and (iii) are not under investigation or otherwise aware of any circumstances which may result in Nuvo being excluded from participation in the Federal healthcare programs. This shall be an ongoing representation and warranty during the term of this Agreement and Nuvo shall immediately notify Axia of any change in the status of the representations and warranty set forth in this Section. Any breach of this Section shall give Axia the right to terminate this Agreement immediately.

NEXT PAGE IS SIGNATURE PAGE

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

IN WITNESS WHEREOF, the Parties to this Agreement hereby indicate their acceptance of the terms and conditions stated herein by the signatures of their authorized representatives.

ACCEPTED BY AXIA: Regional Womens Health Management, LLC Axia Indiana Management, Inc. Axia Ohio Management, Inc	ACCEPTED BY NUVO: Nuvo Group USA Inc.
BY (Signature): /s/ Authorized Signatory	BY (Signature): /s/ Oren Oz
Name (Printed/Typed): [***]	Name (Printed/Typed): Oren Oz
Title: CEO	Title: CEO
Date: December 16, 2020	Date: December 15, 2020

List of Exhibits

Exhibit A:	Validation Trial

Exhibit B:	Pre-Launch, Phases I, II & III

Exhibit C:	Additional Terms and Conditions Pertaining Phases

Exhibit D:	Business Associate Agreement

Exhibit E:	Template Statement of Work

Exhibit F:	Exclusivity Milestones

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT A

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT B

PRE-LAUNCH & PHASES I, II & III

PRE-LAUNCH

Scope: Preparation for Phase I Launch, which principally will consist of:

●	Workflow mapping of Axia clinical needs

●	Completion of all requirements documents, and signatures from both Parties on each

●	Final simulation of integration to EHR for specific requirements within Phase 1

●	Customer/Technical support training and service scenario matrix mapping

●	Super-user training

●	Site training

●	Full service simulation

Timing: Each Party acknowledges that due to operational, logistical and integration requirements associated with the Prelaunch, the Prelaunch is estimated to take between 6-10 weeks following execution of the Agreement.

No. of Patients: N/A

Pricing: Free

Expected KPIs: N/A

Other Details: During the course of Pre-Launch, Nuvo and Axia will undertake efforts to interact directly with payers to validate CPT codes that providers will use during Phases 1-3. Additionally, both Nuvo and Axia will complete the final requirements of Exhibit C during the Pre-Launch.

– – – – –

PHASE I

Scope: A limited launch of first FDA cleared offering of Virtual Prenatal Visits (“PNV”), e.g. fetal viability checks. Phase I will enable Axia to establish its clinical and operational foundation to expand the INVU offering. This phase will consist of PNVs-only for users, unlimited access to Axia.

Timing: Beginning immediately following completion of Pre-Launch. Thereafter, the duration of Phase 1 shall be the earlier to occur of: (i) enrollment of 100 patients who use Invu or (ii) 6 months from the official start of Phase I. Reasonable efforts will be undertaken by Nuvo to complete Phase I within 3-4 months (or less).

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

No. of Patients: 100

Pricing: [***]/patient episode (e.g. [***] total investment). The Phase I fees shall be paid on Net 30 day terms from the Effective Date of the Agreement (following receipt of an invoice issued by Nuvo).

Monitored Metrics: This Phase I aims to produce tri-fold Metrics via [***]

Transition Milestones: These include the KPIs necessary for transitioning from Phase I to Phase II. Specifically: (i) positive NPS patient/Axia acceptance; (ii) Second FDA clearance of Invu; and (iii) Nuvo/Axia agreement on Phase II protocols.

– – – – –

PHASE II

Scope: An expanded launch of the INVU offering to include both PNVs and Remote Nonstress Tests (“NST”), pending second FDA 510(k) clearance.

Timing: Beginning immediately following completion of Phase I (assuming transition milestones are achieved). Thereafter, the duration of Phase II shall be [***].

No. of Patients: up to 500

Pricing: [***]/patient episode (e.g. [***] total investment). The Phase II should be paid as follows: (i)

[***] shall be paid [***] prior to the start of Phase II (i.e., which the Parties agree coincides with the Effective Date and shall be paid within [***] hereof) (the “Phase II Initial Payment”), (ii) [***] within [***] from the start of Phase II, and (iii) the remainder, adjusted per “actual” number of patients enrolled, within [***] following the marked conclusion of Phase II. If Phase II does not materialize due to the applicable transition milestones not having been achieved and this Agreement is terminated, then upon termination of this Agreement Nuvo shall issue a refund of all monies received by Nuvo under this Phase II. The Phase II Initial Payment shall be deposited by Axia into an escrow account mutually approved by the Parties and will only be released to Nuvo upon the satisfaction of the Phase 1 transition milestones (including FDA approvals).

Monitored Metrics: This Phase aims to produce trifold metrics via [***].

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

Transition Milestones: These include the KPIs necessary for transitioning from Phase II to Phase III. Specifically: (i) positive NPS patient/provide acceptance; and (ii) steady [***].

Other Details: The Parties will also undertake good faith efforts to: (i) identify new protocol identifications (i.e. Payer Pilot A of Sub-Phase III Project); and (iv) explore alternative business models (e.g. self-pay). During the course of Phase II, the Parties will undertake the task of planning to scale for Phase 3 patient numbers.

– – – – –

PHASE III (Full Launch Across Axia Footprint)

Scope: This Phase includes the steady-state ramp up towards Axia’s system-wide adoption of Invu, and as applicable, the inclusion of new VBC initiatives. During this Phase III, Axia and Nuvo envision deploying one or more ‘payor pilots’ (which involve certain subsets of Axia’s steady-state patients) together with certain payers that are designed to establish / evaluate new care protocols for Axia and Nuvo to jointly deploy.

Timing: Beginning immediately following the completion of Phase II (assuming transition milestones are achieved).

No. of Patients: Variable numbers, but the mutually acknowledged goal for steady state is between [***].

Pricing: Steady-state pricing determined and mutually agreed by the Parties based on a combination of:

(i) the scope/nature of Invu services provisioned by Nuvo, and (ii) Nuvo’s [***].

*Payer Pilots that are currently being contemplated by the Parties include: (i) [***]. More pilots to be added, as applicable.

Notes: Axia acknowledges the need to share such reimbursement aggregated and anonymous data with Nuvo for purposes of defining/calculating/finalizing pricing which Axia is permitted to transfer under applicable CMS rules and payor agreements. Prior to the commencement of Phase III, Nuvo will procure an additional [***] of product liability tail coverage in accordance with the coverage parameters set forth in Section 9 of the Agreement.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT C

Additional Terms and Conditions - Phase I, Phase II and Phase III

I.	Technical Contact.

1.1.1.1.1.1.1	Axia Women’s Health
1.1.1.1.1.1.2	227 Laurel Rd., Echelon One, #300
1.1.1.1.1.1.3	Voorhees, NJ 08043
1.1.1.1.1.1.4	Contact Person:
1.1.1.1.1.1.5	Telephone No.:
1.1.1.1.1.1.6	Fax No.:
1.1.1.1.1.1.7	E-mail Address:

II.	User Contact.

1.1.1.1.1.1.8	Contact Person:
1.1.1.1.1.1.9	Telephone No.:
1.1.1.1.1.1.10	Fax No.:
1.1.1.1.1.1.11	E-Mail Address:

III.	Delivery Terms.

F.O.B. Destination

IV.  Services. Nuvo shall provide the services to Axia related to: (i) integration of the Invu platform with the Axia EHR systems; (ii) provider and patient and implementation; and (iii) operational implementation in accordance with C-1,2 and 3. During Pre-Launch, the Parties will re-visit the requirements set forth in C 1-3 below and make any edits deemed mutually necessary prior to the commencement of Phase I. Thereafter, prior to the start of Phase II and Phase III, respectively, the Parties will engage in the same exercise and determine whether changes below are appropriate before the start of the corresponding Phase, and if so, amend these Exhibits accordingly.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

EXHIBIT C-1

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4 [***]

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4.2 [***]	o [***]
4.3 [***]	o [***]

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5 [***]

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5.5 Billing

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Approved by

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7 [***]

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Plan care usage

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8.41.1 Instruction before use

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[1]	Does the patient have to agree to specific terms/conditions on the website?

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EXHIBIT D

BUSINESS ASSOCIATE AGREEMENT

ALREADY SIGNED

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EXHIBIT E

TO

AGREEMENT

--- SAMPLE ---

Statement of Work

Statement of Work (this “SOW”) dated as of                      , 2020 (the “SOW Effective Date”), between, Axia Women’s Health, a                   corporation with its principal place of business located at 227 Laurel Rd., Echelon One, Suite 300, Voorhees, NJ 08043, for the benefit of itself, and the Enterprise (collectively “Axia”), and Nuvo Group, Ltd., a company organized under the laws of Israel with offices located at 94 Yigal Alon, Tower 1, Floor 26, Tel Aviv, Israel (“Provider”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Agreement, dated as of November               , between Axia and Provider (the “Agreement”), and this SOW is hereby incorporated into and made part of the Agreement.

Pursuant to the terms of the Agreement, and for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

GENERAL TERMS

1.1  This SOW applies solely to the project with the Services to be performed primarily at the location, as each may be specifies in the Schedule of Services below. This SOW is a Statement of Work under the Agreement and is subject to all of the terms of the Agreement. In the event of any conflict between the terms of this SOW and any terms of the Agreement, the Agreement’s terms shall control. Notwithstanding the foregoing, if a provision of this SOW specifically references a provision in the Agreement and provides that the provision of this SOW shall either amend such provision or control in the event of a conflict, then such provision in this SOW shall control with respect to the Services under this SOW.

1.2  The term (“Term”) of this SOW shall commence on the SOW Effective Date and shall expire upon the later of (i) Axia’s Acceptance (as defined below) of all Services under this SOW or (ii) [TBD] .

1.3  This SOW may be executed in any number of counterparts by the parties hereto and delivered in person or by facsimile transmission, each of which, when so executed and delivered, shall be deemed an original, but such counterparts shall together constitute but one and the same SOW.

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SCHEDULE OF SERVICES TO BE PROVIDED

2.1  Listed below are descriptions and/or specifications of the Services to be performed and the Milestones to be delivered to Axia under this SOW. Also included in the descriptions below are the completion and acceptance criteria/metrics for the Services under this SOW (the “Acceptance”).

Deliverables and Dates

Deliverable or Task Description	Delivery Date	Acceptance Criteria	Milestone?

2.2  Listed below is the name and address of a Project Manager for each of Axia and Provider.

Axia Project Manager	Provider Project Manager

Name:	Name:

Address:	Address:

Telephone:	Telephone:

Fax:	Fax:

E-mail:	E-mail:

2.3  All Services performed pursuant to this SOW shall be performed at either the fixed price set forth below or the time and materials basis with labor rates and materials prices set forth below. This SOW will not exceed the amount specified below without prior written approval of the parties. Axia will pay the undisputed amounts for Services identified herein as follows: [     ]

2.4  Listed below are the detailed functional and technical specifications and standards for all Services and any Deliverables, including, without limitation, test plans, test scripts and quality standards, and the methodology to be used by Provider in performing under this SOW.

[Incorporate by reference any project plan or functional specification.]

2.5  Listed below are the documentation standards that the Provider will follow with respect to the Services and any Deliverables under this SOW.

[Describe any Axia standards for documentation and any special additional requirements.]

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2.6  Listed below are specific responsibilities and roles that Provider shall perform, including, without limitation, the procurement of any special equipment or materials for use in performance of the Services.

2.7  Listed below are specific responsibilities and roles that Axia shall perform, including, without limitation, the procurement of any special equipment or materials for use in performance of the Services.

2.8  Listed below are additional terms and conditions that shall govern this SOW (e.g. software maintenance, data conversion, and training provisions).

2.9 Listed below is the Provider staff that will perform Service under this SOW.

2.10 Listed below is the budget for this SOW.

2.11 Listed below is the schedule for completion of this SOW.

3. ACCEPTANCE CRITERIA

Unless otherwise agreed in writing, Axia will have [***] after receipt of any deliverable to test and review such Deliverable (“Acceptance Period”). If a deliverable does not comply with the acceptance criteria specified herein and in any other applicable materials or documentation, in all material respects, Axia may reject such deliverable by written notice of rejection to Provider. A written notice of rejection will specify in detail the reasons the deliverable fails to meet the relevant criteria. Provider will correct any material deficiencies and provide Axia with a revised deliverable as soon as practicable but, unless otherwise agreed in writing, no later than [***] after receipt of notice of rejection from Axia. Axia will have the right to accept or reject the corrected deliverable in accordance with this paragraph. If Provider does not correct a material deficiency, Axia may elect to terminate the Agreement or this Statement of Work. Notwithstanding the foregoing, Axia’s conformance with this paragraph shall not alleviate Provider of its representations, warranties and obligations as specified elsewhere.

4. WINDING DOWN.

4.1  Listed below are the steps Provider will take, if applicable, to assist Axia in taking over the Services, or in transitioning such work to another provider, in the event of termination of the SOW: [     ].

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IN WITNESS WHEREOF, the parties have executed this SOW by their duly authorized representatives.

Axia Women’s Health	Nuvo Group, Ltd.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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EXHIBIT F

TO

AGREEMENT

A. EXCLUSIVE AREA EXCLUSIVITY MILESTONE KPIs

Prelaunch – Exclusive (subject to Section 2.3)

[***]

Notes:

a)	The milestones set forth above are solely applicable to those states that constitute Exclusive Areas pursuant to Section 2.3 of the Agreement. Accordingly, the minimum KPI thresholds set forth above must be achieved by each state classified as an Exclusive Area, individually, at the start of the milestone period and maintained throughout such period.

b)	Axia and Nuvo jointly agree to re-examine the exclusivity KPIs set forth in this Exhibit F during Phase II to ensure that such KPIs are consistent with the progress made by the Parties in rolling out Invu throughout Axia’s network prior to the start of Phase III.

c)	If Axia fails to achieve any one or more of the milestones solely due to Nuvo’s default / inability to deliver (e.g., failing to deliver sufficient numbers of Invu units, etc.), and Axia has notified Nuvo of such default and provided Nuvo with sufficient opportunities to occur which Nuvo fails to do within [***] of such notice, then the applicable missed milestone shall be equitably adjusted in proportion to the extent to which Nuvo failed to comply as mutually agreed by the Parties.

75